UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2023

IX ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Davies Street, London, W1K 5JH

United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code +44 (0) (203) 908-0450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IXAQU	The Nasdaq Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	IXAQ	The Nasdaq Stock Exchange LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IXAQW	The Nasdaq Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As disclosed in the definitive proxy statement filed by IX Acquisition Corp. (the “Company”) with the Securities and Exchange Commission on March 23, 2023 (the “Proxy Statement”), relating to the extraordinary general meeting of shareholders (the “Meeting”), IX Acquisition Sponsor LLC (the “Sponsor”) agreed that if the Extension Proposal (as defined below) is approved, it or its designee will deposit into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) as a loan, an amount equal to the lesser of (x) $160,000 or (y) $0.04 per public share multiplied by the number of public shares outstanding (the “Contribution”), on each of the following dates: (i) April 13, 2023; and (ii) one business day following the public announcement by the Company disclosing that the board of directors of the Company (the “Board”) has determined to extend the Deadline Date (as defined below) for an additional month in accordance with the Extension (as defined below). On April 13, 2023, the Sponsor advanced $160,000 to the Company for the first month of extension.

In connection with the Contribution and advances the Sponsor may make in the future to the Company for working capital expenses, on April 13, 2023, the Company issued a convertible promissory note to the Sponsor with a principal amount up to $1 million (the “Note”). The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the Company’s liquidation. If the Company does not consummate an initial business combination by the Extended Date, the Note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. Upon maturity, the outstanding principal of the Note may be converted into warrants, at a price of $1.00 per warrant, at the option of the Sponsor. Such warrants will have terms identical to the warrants issued to the Sponsor in a private placement that closed simultaneously with the Company’s initial public offering. The Contribution and any drawdowns in connection with the Note are subject to unanimous written consent of the Board and the consent of the Sponsor.

The foregoing description is qualified in its entirety by reference to the Note, copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 is incorporated by reference in this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 10, 2023, the Company held the Meeting. Holders of 18,016,995 of the Company’s ordinary shares were represented in person or by proxy at the Meeting, which represents approximately 63% of the ordinary shares issued and outstanding and entitled to vote as of the record date of March 13, 2023.

At the Meeting, the Company’s shareholders approved a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”) to provide the Company with the right to extend the date by which the Company must consummate its initial business combination (the “Extension”), from April 12, 2023 to May 12, 2023 (the “Extended Date”), and to allow the Company, without another shareholder vote, by resolution of the Board, to elect to further extend the Extended Date in one-month increments up to eleven additional times, or a total of up to twelve months total, up to April 12, 2024 (the “Extension Proposal”). The Company’s shareholders also approved a proposal (the “Redemption Limitation Amendment Proposal”) to amend the Articles to  eliminate (i) the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 and (ii) the limitation that the Company shall not consummate a business combination unless the Company has net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such business combination. The Company’s shareholders also approved a proposal (the “Founder Share Amendment Proposal”) to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert such shares into Class A ordinary shares, par value $0.0001 per share, on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder. The vote tabulation for the Extension Proposal, Redemption Limitation Amendment Proposal and the Founder Share Amendment Proposal is set forth below.

Approval of Proposal 1-Extension Proposal

Votes For	Votes Against	Abstentions
17,777,136	239,859	0

Approval of Proposal 2-Redemption Limitation Amendment Proposal

Votes For	Votes Against	Abstentions
17,968,694	48,301	0

Approval of Proposal 3-Founder Share Amendment Proposal

Votes For	Votes Against	Abstentions
17,776,635	240,360	0

In connection with the vote to approve the Extension Proposal, the holders of 18,336,279 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.30 per share, for an aggregate redemption amount of approximately $189 million. After the satisfaction of such redemptions, the balance in the Company's trust account will be approximately $48 million.

Under Cayman Islands law, the amendments to the Articles took effect upon approval of the Extension Proposal, Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal. The foregoing description of the amendments to the Articles is qualified in its entirety by the full text of each of the Amendments to the Amended and Restated Memorandum and Articles of Association, which are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Memorandum and Articles of Association of IX Acquisition Corp.
3.2	Certificate of Amendment to the Amended and Restated Memorandum and Articles of Association of IX Acquisition Corp.
3.3	Certificate of Amendment to the Amended and Restated Memorandum and Articles of Association of IX Acquisition Corp.
10.1	Convertible Promissory Note, dated April 13, 2023, between IX Acquisition Corp. and IX Acquisition Sponsor LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX ACQUISITION CORP.

	By:	/s/ Noah Aptekar
		Name:	Noah Aptekar
		Title:	Chief Financial Officer and Chief Operating Officer

Dated: April 14, 2023